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                                                                    EXHIBIT 99.2



                               SECURITY AGREEMENT


         This SECURITY AGREEMENT, dated as of October 15, 2001, is made by GENERAL MAGIC, INC., a corporation organized under the laws of the State of Delaware (the "DEBTOR"), with its principal offices located at 420 North Mary Avenue, Sunnyvale, California 94086, in favor of Halifax Fund, L.P. ("HALIFAX"), Palladin Partners I, L.P., Palladin Overseas Fund, Ltd., DeAM Convertible Arbitrage Fund, Ltd. and Lancer Securities (Cayman) Ltd. (collectively with Halifax, the "SECURED PARTIES"), and Halifax as collateral agent (the "COLLATERAL AGENT").


                              W I T N E S S E T H:

         WHEREAS, the Debtor and the Secured Parties are entering into a Conversion and Exchange Agreement dated as of the date hereof (the "EXCHANGE AGREEMENT") pursuant to which, among other things, (a) the Debtor is issuing to the Secured Parties an aggregate of $1,250,000 in principal amount of 5% Secured Notes due April 15, 2003 in the form of Exhibit A to the Exchange Agreement (the "NOTES"), in exchange for the Secured Parties surrendering an aggregate of 481,024 shares of its common stock, par value $.001 per share ("COMMON STOCK"), held or to be held by the Secured Parties and Warrants held by the Secured Parties, and (b) the Secured Parties have agreed to convert Preferred Shares (as defined in the Exchange Agreement) into Common Stock; and

         WHEREAS, pursuant to the Exchange Agreement, the Debtor has agreed that all of the Debtor's obligations under the Exchange Agreement and the Notes (collectively, the "SECURED OBLIGATIONS") shall be secured by a lien on all of the assets of the Debtor and any subsidiaries pursuant to the terms of this Security Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in order to induce the Secured Parties to enter into the Exchange Agreement, the Debtor hereby agrees with the Collateral Agent and the Secured Parties as follows:

SECTION 1: DEFINITIONS

         1.1 DEFINITIONS. The following words shall have the following meanings when used in this Security Agreement. All terms used herein not otherwise defined in this Security Agreement shall have the meanings attributed to such terms in the Exchange Agreement, and if not defined in the Exchange Agreement, then the New York Uniform Commercial Code, as may be amended from time to time. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         "Account Debtor" means any person who is or who may become obligated under, with respect to, or on account of an Account.

         "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owed or owing now or in the future to the Debtor or any subsidiary, including, without limitation any obligations arising out of the sale or lease of goods

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or the rendition of services by such persons, or arising out of the sale or lease of goods or the rendition of services by a person other than such persons and acquired by such persons from such person by assignment or purchase, including, without limitation, rights to payment with respect to accounts that are sold or assigned to the Debtor, irrespective of whether earned by performance, and any and all credit insurance, guarantees, or security therefor.

         "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as heretofore and hereinafter amended, and codified as 11 U.S.C. Sections 101 et seq.

         "Capitalized Lease Obligations" means any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles.

         "Collateral" means all of the assets of the Debtor (whether currently owned or hereafter acquired or owned by the Debtor) including, but not limited to, each of the following: Accounts; Debtor's Books; Equipment; General Intangibles; Goods; Inventory; Negotiable Collateral; deposit accounts, investment property; any money or other assets of the Debtor that hereafter comes into possession, custody or control of the Collateral Agent; and the proceeds and any and all of the products, whether tangible or intangible, of any of the foregoing including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, General Intangibles, Goods, Inventory, Negotiable Collateral, investment property, money, deposit accounts, or other tangible or intangible, real or personal, property resulting from the sale, exchange, collection, rent, lease, license, or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof. The foregoing notwithstanding, the term "Collateral" shall not include any Equipment or General Intangibles that is now held by Debtor as lessee, licensee, or debtor under any purchase money documents in the event that: (i) as a result of the grant of a security interest therein, Debtor's rights in or with respect to such asset would be forfeited or Debtor would be deemed to have breached or defaulted under the applicable lease, license, or applicable purchase money document, and (ii) any such restriction described in clause (i) is effective and enforceable under applicable law; provided, however, that the term "Collateral" shall include such Equipment or General Intangibles, at any time that the restrictions in the lease, license, or relevant purchase money document are no longer effective and enforceable (including as a result of the exercise of an option to purchase or the repayment of the financing) or at any time that the applicable lessor's, licensor's, or purchase money financier's consent is obtained to the grant of a security interest in and to such Equipment or General Intangible. The Debtor represents that set forth on Schedule B attached hereto is a reasonably detailed description of the material agreements governing the Equipment and General Intangibles that is now held by the Debtor as lessee, licensee, or debtor under purchase money documents which contains the foregoing restrictions under clauses (i) and (ii) above.

         "Debt" shall mean for any person: (i) obligations incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person), (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (excluding accounts payable arising in the ordinary course of business consistent with past practices), (iv) the present value of obligations as lessee under capital leases, and (v) obligations


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under direct or indirect guaranties (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(i)-(iv) above.

         "Debtor's Books" means all of the Debtor's books and records including: ledgers; records indicating, summarizing, or evidencing the Debtor's assets or liabilities, or the Collateral; all information relating to the Debtor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

         "Default" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

         "Equipment" means all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, molds, dies, stamps, motor vehicles and other equipment of every kind and nature and wherever situated now or hereafter directly or indirectly owned by the Debtor or in which the Debtor has any interest together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutions for any of the foregoing, wherever located.

         "Event of Default" means and includes any of the Events of Default set forth in Section 3.

         "General Intangibles" shall mean all "General Intangibles," as such term is defined in Section 9 of the Uniform Commercial Code of the State of New York, now or hereafter directly or indirectly owned by the Debtor, including, without limitation, present and future trade secrets and other proprietary information; trademarks, trade names and trademark applications, service marks, business names, logos and the goodwill of the business relating thereto; copyrights and copyright applications and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); designs; research and development results; patent applications and patents; customer contracts; license agreements related to any of the foregoing and the income therefrom; books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes, and other physical manifestations of the foregoing.

         "Immaterial Pledged Securities" is defined in Section 2.2(v).

         "Indebtedness" means all amounts due and owing to the Secured Parties pursuant to, and all payment obligations arising under, the Notes and the Exchange Agreement together with all reasonable expenses relating to enforcement thereof, including, without limitation, reasonable legal fees.

         "Inventory" means all present and future inventory in which the Debtor or any subsidiary has any interest, including goods held for sale or lease or to be furnished under a contract of



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service and all of such persons' present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

         "Material Pledged Securities" means, as of any date of determination, any certificated securities held by the Debtor other than Immaterial Pledged Securities.

         "Negotiable Collateral" means all of the Debtor's present and future letters of credit, notes, drafts, instruments, certificated securities, documents, personal property leases (wherein the Debtor is the lessor), chattel paper, and Debtor's Books relating to any of the foregoing.

         "Permitted Liens" means (i) liens in favor of the Debtor; (ii) liens on property of a Person existing at the time such Person is merged into or consolidated with the Debtor or any subsidiary of the Debtor, provided that such liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Debtor; (iii) liens on property or assets existing at the time of acquisition thereof or the acquisition of a Person owing such property or assets by the Debtor or any subsidiary of the Debtor, provided that such liens were in existence prior to the contemplation of such acquisition; (iv) liens to secure the performance of statutory obligations incurred in the ordinary course of business; (v) liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with generally accepted accounting principals ("GAAP") shall have been made therefor; (vi) statutory liens of landlords and liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof; (vii) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Debtor or any of its Subsidiaries; (viii) purchase money Liens or the interests of lessors under capital leases to the extent that such Liens or interests secure Purchase Money Indebtedness; (ix) liens granted in connection with the incurrence of Permitted Senior Indebtedness; and (x) liens incurred in the ordinary course of business of the Debtor or any Subsidiary of the Debtor with respect to obligations that do not exceed One Million Dollars ($1,000,000) at any one time outstanding in the aggregate and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Debtor or such Subsidiary. For clarification purposes, the Debtor may license its intellectual property in the ordinary course of business.

         "Permitted Senior Indebtedness" means, so long as (a) the provisions thereof are consistent with an ordinary working capital credit facility in the form typically provided by commercial banks, (b) the subordination provisons applicable to the Debt are reasonably acceptable to a majority-in-interest of the holders of the Notes, and (c) the maturity date of the working capital credit facility shall not be earlier than the maturity date of the Notes, any Debt, now existing or hereafter made or incurred in favor of a bank, trust company, savings and loan



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association, insurance company, a capital investment concern engaged in the business of providing such financing, or other similar entity, and any extension, renewal or replacement of such Debt.

         "Purchase Money Indebtedness" means any Debt (including Capitalized Lease Obligations) owed to the seller of fixed assets incurred at the time of the acquisition of such fixed assets for the sole purpose of financing all or any part of the acquisition cost thereof.

         "Security Agreement" means this Security Agreement, as this Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Security Agreement from time to time.

         "Secured Obligations" means all of the obligations of the Debtor, including but not limited to, the Indebtedness under the Notes and Exchange Agreement.

         "subsidiary" means each subsidiary (as defined under U.S. generally accepted accounting principles) of the Debtor.

         "Transaction Documents" means the Exchange Agreement, the Notes and this Security Agreement.

SECTION 2: GRANT OF SECURITY INTEREST; OBLIGATIONS OF THE DEBTOR

         2.1 GRANT OF SECURITY INTEREST. (a) (a) As collateral security for all of the Indebtedness, the Debtor hereby grants to the Collateral Agent, as collateral agent for the Secured Parties, a continuing security interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all Indebtedness and to secure prompt performance by the Debtor of each of its covenants and duties under the Transaction Documents. The Debtor agrees that the Collateral Agent and the Secured Parties shall have the rights stated in this Security Agreement with respect to the Collateral in addition to all other rights which the Secured Parties may have by law.

                  (b) Upon the issuance or receipt of any Material Pledged Securities, the Debtor shall immediately deliver such Material Pledged Securities to the Collateral Agent, together with stock powers duly executed in blank and corporate resolutions authorizing the transfer of title of such stock to the Secured Parties, the Collateral Agent or their respective designee or designees upon the exercise of their rights in accordance with the terms of this Security Agreement and applicable law.

                  (c) Schedule A attached hereto sets forth a description by type of the Collateral existing as of the date hereof together with a reasonably detailed list of the patents, trademarks, and those items of Collateral (if any) the perfection of which is dependent upon the notation of Collateral Agent's interest on the certificate of title issued to the Company upon the acquisition thereof.

         2.2 REPRESENTATIONS AND OBLIGATIONS OF THE DEBTOR. The Debtor warrants and covenants to the Collateral Agent and the Secured Parties as follows:



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                  (a) Perfection of Security Interest. The Debtor agrees to
execute at any time and from time to time such financing statements and to take whatever other actions are requested by the Collateral Agent which may be necessary or desirable to create a security interest in favor of the Collateral Agent in, and/or to perfect and continue the Collateral Agent's security interest in, the Collateral, including without limitation the execution of any collateral assignments, mortgages, control agreements and any documents required to be filed with governmental agencies or authorities. In connection with the foregoing, it is expressly agreed that (i) the Debtor shall not be required to deliver a control agreement executed by Morgan Stanley or any substitute securities intermediary, and (ii) the Debtor need only use reasonable commercial efforts to obtain a control agreement from Silicon Valley Bank and that the failure by Silicon Valley Bank to deliver a control agreement in form and substance satisfactory to Collateral Agent shall not be deemed an Event of Default under the Transaction Documents so long as the Debtor shall have used reasonable commercial efforts to obtain a control agreement in form and substance reasonably satisfactory to the Collateral Agent. Upon request of the Collateral Agent, the Debtor will deliver to the Collateral Agent any and all documents evidencing or constituting the Collateral, possession of which is required in order for the Collateral Agent to perfect its security interest therein. The Collateral Agent may at any time and from time to time, and without further authorization from the Debtor, file a carbon, photographic or other reproduction of any financing statement or of this Security Agreement for use as a financing statement. The Debtor will reimburse the Collateral Agent for all reasonable expenses for the perfection and the continuation of the perfection of Collateral Agent's security interest in the Collateral. The Debtor will promptly notify the Collateral Agent of any change in its name (including any change to the assumed business names of the Debtor) and any change in its jurisdiction of organization (including without limitation through merger, consolidation, transfer or otherwise). This is a continuing Security Agreement and will continue in effect until all of the Indebtedness is paid in full. The Collateral Agent shall release its interest in the Collateral upon the full and final payment and satisfaction of the Indebtedness. If payment is made by the Debtor, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter a Secured Party is forced to remit the amount of that payment to the Debtor's trustee in bankruptcy or to any similar person under any federal, state or foreign bankruptcy law or other law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Security Agreement. If permitted or required under applicable law, the Collateral Agent may file any financing statements with respect to the Collateral without the signatures of the Debtor. Any financing statements may state that the Collateral Agent has a lien in all of the Debtor's assets. Except as set forth herein, the Debtor will make any necessary filings and take any other necessary actions to provide a perfected security interest (subject only to Permitted Liens) to the Collateral Agent with respect to any Collateral and shall not undertake any actions that threaten the attachment of the security interest granted by the Company to the Collateral Agent in the Collateral. Evidence of such filings and action will be provided to the Collateral Agent on a timely basis.

                  (b) Power of Attorney. The Debtor hereby irrevocably makes, constitutes, and appoints the Collateral Agent (and all of such Collateral Agent's general partners, officers, employees, or agents designated by such Collateral Agent) as its true and lawful attorney, with power to: (i) if the Debtor refuses to do so or unreasonably delays in doing so, sign the Debtor's name on any of the documents described hereunder or on any other similar documents to be executed, recorded, or filed in order to perfect or continue perfected the Collateral Agent's



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security interest in the Collateral; (ii) at any time that an Event of Default has occurred and is continuing, execute, sign and endorse the Debtor's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors; (iii) at any time that an Event of Default has occurred and is continuing, execute, sign and endorse such Debtor's name on any checks, notices, instruments, acceptances, money orders, drafts, warrants or other item of payment or security that may come into Collateral Agent's possession; (iv) at any time that an Event of Default has occurred and is continuing, demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (v) at any time that an Event of Default has occurred and is continuing, file any claim or claims or, following the occurrence and during the continuance of an Event of Default, take any action or institute or take part in any proceedings, either in its own name or in the name of such Debtor, or otherwise, which in the discretion of the Collateral Agent may seem to be necessary or advisable; (vi) at any time that an Event of Default has occurred and is continuing and following the acceleration of the Indebtedness, direct the Account Debtors to send all payments in connection with the Accounts owing by any such Account Debtor to the Collateral Agent; (vii) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under the Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (viii) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms which the Collateral Agent determines to be reasonable, and the Collateral Agent may cause to be executed and delivered any documents and releases which the Collateral Agent determines to be necessary. The appointment of the Collateral Agent as such Debtor's attorney, and each and every one of the Collateral Agent's rights and powers, being coupled with an interest, is irrevocable and shall remain in full force and effect until all of the Indebtedness has been fully repaid and performed.

                  (c) No Violation. The execution and delivery of this Security Agreement does not violate any law or material agreement governing any Debtor or to which any Debtor is a party, and the Debtor's certificate or articles of incorporation and bylaws or other organizational documents do not prohibit any term or condition of this Security Agreement.

                  (d) Enforceability of Collateral. With respect to the Accounts and to the best knowledge of the Debtor, the Collateral is enforceable in accordance with its terms, is genuine, and complies in all material respects with applicable laws concerning form, content and manner of preparation and execution, and, to the best of the knowledge of the Debtor, all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

                  (e) Accounts. To the best knowledge of the Debtor, all Accounts existing as of the date hereof are good and valid Accounts representing an undisputed, bona fide indebtedness incurred by the Account Debtors, and there exists no set-offs or counterclaims against any such Accounts and no agreements under which any deductions or discounts may be claimed with any Account Debtor except as disclosed to the Collateral Agent in writing.

                  (f) Removal of Collateral; Transactions Involving Collateral. To the extent the Collateral consists of Accounts, General Intangibles, Negotiable Collateral or Debtor's Books,



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the records and other documents pertaining to the Collateral shall be kept at the principal office of the Debtor, or at such other locations as are reasonably acceptable to the Collateral Agent. All Collateral is located within the United States of America. Except for (i) transactions in the ordinary course of business in accordance with past practice and on an arm's length basis for reasonably equivalent value, and (ii) so long as the Debtor provides reasonable prior notice thereof to the Collateral Agent, satisfies its obligations under
Section 2.2(a) hereof, and, if the Debtor has received aggregate net cash proceeds from such non-ordinary course dispositions in excess of $500,000, the Debtor delivers to the Collateral Agent an amount equal to 30% of the net cash proceeds received by the Debtor in excess of $500,000, non-ordinary course dispositions of Collateral on arm's length terms and for fair equivalent value, the Debtor shall not sell, offer to sell, or otherwise transfer, dispose of or encumber any Collateral (except for encumbrances constituting Permitted Liens). The Debtor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Security Agreement and Permitted Liens. Without the prior written consent of the Secured Parties, no Collateral that is located in the United States shall be moved outside of the United States.

                  (g) Title. As of the date hereof, the Debtor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Security Agreement and Permitted Liens. No financing statement or other evidence of a lien or transfer covering any of the Collateral is on file in any public office in any jurisdiction other than those which reflect the security interest created by this Security Agreement or Permitted Liens. The Debtor shall defend the Collateral Agent's rights in the Collateral against any and all claims and demands.

                  (h) Collateral Schedules and Locations; Jurisdiction of Incorporation. The Debtor shall deliver to Collateral Agent a supplement to Schedule A attached hereto promptly upon becoming aware of any material inaccuracies with respect thereto. The Debtor represents and warrants to the Collateral Agent and Secured Parties that Schedule A is true, accurate and complete in all material respects. The Debtor represents that it is incorporated in the State of Delaware.

                  (i) [Intentionally Omitted].

                  (j) Possession and Collection of Accounts. Following the acceleration of the Indebtedness, the records and documents evidencing the Accounts pledged as Collateral hereunder shall, upon the Collateral Agent's request, be delivered to the Collateral Agent or their agent and held in accordance with the terms of this Security Agreement.

                  (k) Maintenance and Inspection of Collateral. The Debtor shall maintain or cause to be maintained all tangible Collateral in good condition and repair except for ordinary wear and tear. The Debtor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. The Collateral Agent and its designated representatives and agents shall have the right at all reasonable times, upon reasonable advance notice, to examine, inspect, and audit the Collateral wherever located and the books, records or any property which is otherwise used in connection with the Collateral. The Debtor shall immediately notify the Collateral Agent of all material cases involving the loss or damage of or to any Collateral; of any

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request for credit or adjustment or of any other dispute arising with respect to the Collateral in any material respect; and generally of all happenings and events materially adversely affecting the Collateral or the value or the amount of the Collateral.

                  (l) Taxes, Assessments and Liens. The Debtor will pay prior to delinquency all taxes, assessments and liens upon the Collateral, its use or operation and upon the Transaction Documents. A Debtor may withhold any such payment or may elect to contest any lien if such Debtor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as the Collateral Agent's interest in the Collateral is not jeopardized in the Collateral Agent's sole reasonable opinion. If any of the Collateral is subjected to a lien which is not discharged or bonded, or the enforcement thereof stayed (in either case without granting any security interests in any of the assets of any Debtor) within thirty (30) days, the Debtor shall deposit with the Collateral Agent cash, a sufficient corporate surety bond or other security satisfactory to the Collateral Agent (in their discretion) in an amount adequate to provide for the discharge of the lien plus any interest, reasonable costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest the Debtor shall defend itself and its subsidiaries and the Collateral Agent and shall satisfy any final adverse judgment before enforcement against the Collateral. The Debtor shall name the Collateral Agent as an additional obligee under any surety bond furnished in such contest proceedings.

                  (m) Incorporation by Reference. The Debtor hereby restate and affirm all representations, warranties and agreements contained in the Exchange Agreement and Notes (as of each date and time such representations and warranties are made under each of the Transaction Documents), the terms and conditions of which are hereby incorporated herein by reference.

                  (n) Compliance With Governmental Requirements. The Debtor shall comply in all material respects with all laws, ordinances and regulations of all governmental authorities applicable to the production, disposition, or use of the Collateral. The Debtor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as the Collateral Agent's interest in the Collateral, in the Collateral Agent's sole reasonable opinion, is not jeopardized.

                  (o) Insurance. For so long as any Notes remain outstanding, the Debtor shall, and shall cause each Subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Debtor and the Subsidiaries to insure.

                  (p) The Debtor's Right to Possession and to Collect Accounts. Except as otherwise provided herein, until the occurrence and during the continuance of an Event of Default or acceleration of Indebtedness, the Debtor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or the Transaction Documents, provided that the Debtor's right to possession and beneficial use shall not apply to any material item of Collateral where possession of the Collateral by the Collateral Agent is required by law to perfect the

Collateral Agent's security interest in such Collateral. At any time following the acceleration of the Indebtedness, the Collateral Agent may exercise its right to directly collect the Accounts and to notify Account Debtors to make payments directly to the Collateral Agent for application to the Indebtedness, and the Debtor hereby authorizes and directs the Account Debtors, if the Collateral Agent exercises such right, to make payments on the Accounts to the Collateral Agent. If the Collateral Agent at any time has possession of any Collateral, whether before or after an Event of Default, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral Agent takes such action for that purpose as the Debtor shall reasonably request or if the Collateral Agent accords the Collateral treatment substantially similar to that which the Collateral Agent accords its own property, but failure to honor any request by the Debtor shall not of itself be deemed to be a failure to exercise reasonable care. The Collateral Agent shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral. Following the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to direct who shall collect and service the Accounts.

                  (q) Transactions with Others. After the occurrence and during the continuation of any Event of Default, the Collateral Agent may (i) extend the time for payment or other performance, (ii) grant a renewal or change in terms or conditions, or (iii) compromise, compound or release any obligation with an Account Debtor as the Collateral Agent deems advisable, without obtaining the prior written consent of the Debtor, and no such act or failure to act shall affect the Collateral Agent's or Secured Parties' rights against the Debtor or the Collateral.

                  (r) Expenditures by the Collateral Agent. If not discharged or paid prior to delinquency, and provided that such items have not been contested as permitted herein, the Collateral Agent may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by the Debtor under this Security Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. If the Debtor has not provided Collateral Agent with reasonable and prompt assurrance that they have done so, the Collateral Agent may (but shall not be obligated to) pay all reasonable costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by the Collateral Agent for such purposes will then bear interest at the then rate charged under the Notes from the date incurred or paid by the Collateral Agent to the date of repayment by the Debtor. All such expenses shall become a part of the Indebtedness and, at the Collateral Agent's option, will
(i) be payable on demand or (ii) be added to the balance of the Notes becoming a part of the outstanding principal amount due and payable thereunder. This Security Agreement also will secure payment of these amounts. Such right under this subsection shall be in addition to all other rights and remedies to which the Collateral Agent and Secured Parties may be entitled upon the occurrence of an Event of Default.

                  (s) Asset Transfers. The Debtor shall not transfer, sell, assign, convey or contribute any assets of the Debtor to any subsidiary of the Debtor unless such subsidiary contemporaneously duly executes and delivers a guarantee and security agreement to and in favor of the Secured Parties in form and substance reasonably satisfactory to the Collateral Agent. Except for dispositions of Collateral consummated in accordance with Section 2.2(f) hereof, in the event that in the future, any Collateral is held by subsidiaries, affiliates or joint ventures of the Debtor, then the Debtor shall cause such entities to grant the Collateral Agent a lien in such Collateral, to cause such entities to enter into security agreements reasonably satisfactory to the Collateral Agent, and to take all actions necessary to perfect such security interests.

                  (t) Debt. The Debtor and its subsidiaries have no Debt other than Debt reported on the Debtor's most recent financial statements filed with the SEC and Debt created under the Transaction Documents.

                  (u) Compliance Certificate. At such times as may be requested by the Collateral Agent but no more frequently than once per quarter, the Debtor shall deliver a certificate executed by the Chief Financial Officer of the Debtor stating that no Default or Event of Default has occurred under this Security Agreement or under the other Transaction Documents.

                  (v) Immaterial Pledged Securities. The Debtor does not have
(i) any subsidiaries except for Rocket Acquisition Corporation, a Delaware corporation, which does not have assets with an aggregate fair market value in excess of $100,000, or (ii) title to any certificated securities issued by a single issuer with an aggregate fair market value in excess of $25,000 (all of the foregoing securities together with any certificated securities issued by a single issuer hereafter held by the Debtor with an aggregate fair market value of less than $25,000 being referred to herein as "Immaterial Pledged Securities").

                  (w) Real Property. Neither the Debtor nor any subsidiaries owns any real property. The Debtor agrees that if the Debtor or any subsidiary acquires any real property the Debtor shall execute and deliver, or cause such subsidiary to execute and deliver, a mortgage on such property to and in favor of the Secured Parties in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 3: EVENTS OF DEFAULT; REMEDIES

         3.1 EVENTS OF DEFAULT. The occurrence of an "Event of Default" under the Notes shall constitute an Event of Default hereunder.

         3.2 RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs and is continuing under this Security Agreement, the Collateral Agent and the Secured Parties shall have all the rights of a secured party under the New York Uniform Commercial Code. In addition and without limitation and so long as an Event of Default has occurred and is continuing, the Collateral Agent and the Secured Parties may exercise any one or more of the following rights and remedies:

                  (a) Accelerate Indebtedness. The Collateral Agent may declare the entire Indebtedness immediately due and payable, without notice.

                  (b) Assemble Collateral. The Collateral Agent may require the Debtor to deliver to the Collateral Agent all or any portion of the Collateral and other documents relating to the Collateral. The Collateral Agent may require the Debtor to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent. The

Collateral Agent also shall have full power to enter upon the property of the Debtor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Security Agreement at the time of repossession, the Debtor agrees that the Collateral Agent may take such other goods, provided that the Collateral Agent makes reasonable efforts to return them to the Debtor after repossession.

                  (c) Sell the Collateral. The Collateral Agent shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of the Debtor. The Collateral Agent may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the Debtor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All reasonable expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Security Agreement and shall be payable on demand, with interest at the Default Rate (as defined in the Notes) from date of expenditure until repaid.

                  (d) Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

                  (e) Appoint Receiver. To the extent permitted by applicable law, the Collateral Agent shall have the following rights and remedies regarding the appointment of a receiver: (i) the Collateral Agent may have a receiver appointed as a matter of right, (ii) the receiver may be an employee of the Collateral Agent and may serve without bond, and (iii) all fees of the receiver and the receiver's attorney shall become part of the Indebtedness secured by this Security Agreement and shall be payable on demand, with interest at the Default Rate (as defined in the Notes) from date of expenditure until repaid.

                  (f) Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, the Debtor irrevocably appoint the Collateral Agent, acting singly, as its attorneys-in-fact to execute endorsements, assignments and instruments in the name of the Debtor as shall be necessary or reasonable following any such sale to effect the transfer of title. With respect to any such transfer of trademarks, the Debtor hereby transfers all goodwill associated therewith.

                  (g) Collect Revenues, Apply Accounts. The Collateral Agent, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. The Collateral Agent may at any time in its discretion transfer any Collateral into its own names or that of its nominees and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as the Collateral Agent may determine. For these purposes, following the occurrence and during the continuance of an Event of Default, the Collateral Agent may, on behalf of and in the name of the Debtor, endorse, notes, checks, drafts, money orders, documents of title, instruments, and items pertaining to payment, shipment or storage of any Collateral. The Collateral Agent may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as the Collateral Agent may determine. To facilitate collection, so long as an Event of Default has occurred and is continuing, the Collateral Agent may notify Account Debtors and obligors on any Collateral to make payments directly to the Collateral Agent.

                  (h) Obtain Deficiency. If the Collateral Agent chooses to sell any or all of the Collateral and/or pursue any other remedy available hereunder, under any other agreement, at law or in equity, the Collateral Agent may obtain a judgment against the Debtor for any deficiency remaining on the Indebtedness due to the Secured Parties after application of all amounts received from the exercise of the rights provided in this Security Agreement. The Debtor shall be liable for a deficiency even if the transaction described in this Subsection is a sale of accounts or chattel paper.

                  (i) Application of Proceeds. The proceeds of any foreclosure or realization upon the Collateral shall be applied:

                           (A) First, to the costs and expenses of collection;

                           (B) Second, to overdue interest;

                           (C) Third, to the outstanding principal amount of the
                  Indebtedness; and

                           (D) Fourth, any excess to the Debtor or other party
                  or parties in accordance with applicable law or court order.

                  (j) Other Rights and Remedies. The Collateral Agent shall have all the rights and remedies of a secured creditor under the provisions of the New York Uniform Commercial Code, as may be amended from time to time. In addition, the Collateral Agent and the Secured Parties shall have and may exercise any or all rights and remedies they may have available at law, in equity, or otherwise.

         3.3 CUMULATIVE REMEDIES. All of the Secured Parties' rights and remedies, whether evidenced by this Security Agreement or the other Transaction Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by the Collateral Agent to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of the Debtor under this Security Agreement, after such Debtor's failure to perform, shall not affect the Collateral Agent's right to declare a default and to exercise their remedies.

SECTION 3A. MATERIAL PLEDGED SECURITIES

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (A) The Debtor shall be entitled to exercise any and
                  all voting and other consensual rights pertaining to the Material Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Security Agreement or the Transaction Documents; provided, however, that the Debtor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Material Pledged Securities or any part thereof; and provided further that the Debtor shall give the Collateral Agent at least five days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                           (B) The Debtor shall be entitled to receive and
                  retain any and all dividends and interest paid in respect of the Pledge Securities; provided, however, that any and all

                                    (i) dividends and interest paid or payable
                           other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Material Pledged Securities,

                                    (ii) dividends and other distributions paid
                           or payable in cash in respect of any Material Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (iii) cash paid, payable or otherwise
                           distributed in respect of principal of, or in redemption of, or in exchange for, any Material Pledged Securities,

         shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by the Debtor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Debtor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement) and such cash received by the Collateral Agent will be deposited in an account held by the Collateral Agent. The Debtor, promptly upon the request of the Collateral Agent, shall execute such documents and do such acts as may be necessary or desirable in the reasonable judgment of the Collateral Agent to give effect to this clause (B).

                           (C) The Debtor shall deliver to the Collateral Agent
                  any distribution consisting of additional certificated securities of an issuer of Material Pledged Securities immediately upon receipt, together with executed stock powers and corporate resolutions authorizing the transfer of title of such shares after the occurrence and during the continuance of an Event of Default pursuant to the terms of this Security Agreement.

                           (D) The Collateral Agent shall execute and deliver
                  (or cause to be executed and delivered) to the Debtor all such proxies and other instruments as Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting and other rights that it is entitled to exercise pursuant to clause (A) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to clause (B) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (A) All rights of Debtor (x) to exercise or refrain
                  from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 3A(a)(A) shall, upon notice to Debtor by the Collateral Agent, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 3A(a)(B) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as additional Material Pledged Securities such dividends, interest payments and other distributions. For the avoidance of doubt, the Collateral Agent is hereby granted an irrevocable proxy coupled with an interest to exercise all voting power with respect to any additional certificated securities of an issuer of Material Pledged Securities, effective upon the occurrence and during the continuance of an Event of Default.

                           (B) All dividends, interest payments and other
                  distributions that are received by the Debtor contrary to the provisions of clause (A) of this Section 3A(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of Debtor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

SECTION 3B. THE COLLATERAL AGENT'S DUTIES.

                  (a) Other than as specified in this Security Agreement and any amendment hereto, the Collateral Agent shall not be required to take or refrain from taking any actions, to exercise or refrain from exercising any rights, or to make or refrain from making any requests unless it shall first receive proper instructions from the Secured Parties (or their respective successors or assigns).

                  (b) The Collateral Agent shall hold all Collateral received by it, and shall make disposition thereof, only in accordance with this Security Agreement and applicable law. So long as Collateral Agent fulfills its obligations under the New York Uniform Commercial Code, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any securities, whether or not the Collateral Agent or any of the Secured Parties has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

                  (c) The Collateral Agent shall not be under any duty or obligation to inspect, review or examine any document, instrument, certificate, agreement or other papers to determine that they are enforceable or that they are other than what they purport to be on their face. The Collateral Agent shall hold any Collateral delivered to the Collateral Agent as the agent of the Secured Parties.

                  (d) The duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Security Agreement or any amendment hereto or any instructions permitted hereby. The Collateral Agent shall have no obligation with respect to any other matters covered in any other document other than as expressly provided herein, or any amendment hereto. The Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Security Agreement or as set forth in a written amendment to this Security Agreement executed by the parties hereto or their successors or assigns. No representations, warranties, covenants or obligations of the Collateral Agent shall be implied with respect to this Security Agreement or the Collateral Agent's services hereunder. Without limiting the generality of the foregoing, the Collateral Agent:

                                    (i) shall use the same degree of care and
                           skill as a reasonably prudent person would use in similar circumstances (without limiting the generality of the foregoing, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property of like tenor);

                                    (ii) shall not be obligated to take any
                           legal action hereunder that might in its reasonable judgment involve any expense or liability unless it has been furnished with reasonable indemnity;

                                    (iii) may rely on and shall be protected in
                           acting in good faith upon any certificate, instrument, opinion, notice, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties;

                                    (iv) may rely on and shall be protected in
                           acting in good faith upon the written instructions of the Secured Parties;

                                    (v) may consult its own independent counsel
                           satisfactory to it and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in furtherance of its duties hereunder, in accordance with the opinion of such counsel;

                                    (vi) may execute any of the powers hereunder
                           or perform any duties hereunder either directly or through agents or attorneys; and

                                    (vii) will be regarded as making no
                           representation and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any portion of the Collateral, and will not be required to and will not make any representations as to the validity, value or genuineness of any portion of the Collateral.

                  (e) Neither the Collateral Agent nor any of its partners, agents or employees, shall be liable for any error in judgment, for any mistake of fact or for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Security Agreement, except for its or their own gross negligence, lack of good faith or willful misconduct. In no event shall the Collateral Agent or its partners, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder in connection herewith even if advised of the possibility of such damages except to the extent any such damages resulted from any such person's willful misconduct or gross negligence.

                  (f) Whenever, in the administration of this Security Agreement, the Collateral Agent reasonably shall deem it necessary that a matter be proved or established prior to taking, suffering or omitting any action under this Security Agreement, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of the Secured Parties, and such certificate shall be full warranty to the Collateral Agent for any action taken, suffered or omitted under the provisions of this Agreement, upon the faith thereof.

SECTION 4: MISCELLANEOUS PROVISIONS

         4.1 ENTIRE AGREEMENT; AMENDMENTS. This Security Agreement, together with the other Transaction Documents, constitute the entire understanding and agreement of the parties as to the matters set forth in this Security Agreement. No alteration of or amendment to this Security Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         4.2 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS SECURITY AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE (1) THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY AND THAT THE PARTIES SHALL BE SUBJECT TO THE JURISDICTION OF SUCH COURTS, AND (2) THAT SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SHALL CONSTITUTE PERSONAL SERVICE. EACH DEBTOR, THE COLLATERAL AGENT AND THE SECURED PARTIES WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 4.2. EACH DEBTOR, THE COLLATERAL AGENT AND THE SECURED PARTIES HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE ACTIONS CONTEMPLATED HEREIN, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR, THE COLLATERAL AGENT AND THE SECURED PARTIES REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY

TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         4.3 ATTORNEYS' FEES; EXPENSES. The Debtor agrees to pay promptly upon demand, all of the Collateral Agent's costs and expenses, including without limitation reasonable attorneys' fees and legal expenses, incurred in connection with the enforcement of this Security Agreement. The Collateral Agent may pay someone else to help enforce this Security Agreement, and the Debtor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include without limitation the Collateral Agent's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. The Debtor also shall pay all court costs and such additional fees as may be directed by the court.

         4.4 CAPTION HEADINGS. Caption headings in this Security Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Security Agreement.

         4.5 NOTICES. All notices required to be given under this Security Agreement shall be given in writing and shall be effective when actually delivered or two (2) days after being deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given or, if via facsimile, when sent via facsimile transmission to the party to whom the notice is to be given and confirmation of such transmission has been received, at the address and/or facsimile number shown below:

         if to the Collateral Agent and if to any Secured Party:

                  c/o The Palladin Group, L.P.
                  195 Maplewood Avenue
                  Maplewood, New Jersey  07040
                  Telephone:  (973) 313-6477
                  Facsimile:   (973) 313-6491
                  Attn:  Maurice Hryshko

                  With a copy to:

                  Kleinberg, Kaplan, Wolff & Cohen, P.C.
                  551 Fifth Avenue, 18th Floor
                  New York, New York 10176
                  Telephone:  (212) 986-6000
                  Facsimile No:  (212) 986-8866
                  Attn:  Peter J. Weisman, Esq.

         if to the Debtor:

                  General Magic, Inc.
                  420 North Mary Avenue
                  Sunnyvale, California 94085
                  Telephone:  (408) 774-4000
                  Facsimile:  (408) 774-4023
                  Attn:  Mary Doyle, Esq.

                  with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  1530 Page Mill Road
                  Palo Alto, California 94304-1125
                  Telephone:  (650) 849-5300
                  Facsimile:  (650) 849-5333
                  Attn:  Russell Hansen, Esq.

Any party may change its address for notices under this Security Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, the Debtor agrees to keep the Collateral Agent informed at all times of the Debtor's current addresses.

         4.6 SEVERABILITY. The parties acknowledge and agree that the Collateral Agent and Secured Parties are not agents or partners of each other, that all representations, warranties, covenants and agreements of the Collateral Agent and Secured Parties hereunder are several and not joint, that the Collateral Agent and Secured Parties shall not have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other the

Collateral Agent and Secured Parties, and that any rights granted to "the Collateral Agent and Secured Parties" hereunder shall be enforceable by each of the Collateral Agent and Secured Parties hereunder. If a court of competent jurisdiction finds any provision of this Security Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken, and all other provisions of this Security Agreement in all other respects shall remain valid and enforceable and such offending provision shall not be affected in any other jurisdiction.

         4.7 SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Security Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. The Debtor shall not, however, have the right to assign this Security Agreement without the prior written consent of the Secured Parties which may be withheld for any reason in the Secured Parties' sole discretion.

         4.8 WAIVER. The Collateral Agent and Secured Parties shall not be deemed to have waived any rights under this Security Agreement unless such waiver is given in writing and signed by the Debtor and Secured Parties. No delay or omission on the part of the Collateral Agent and Secured Parties in exercising any right shall operate as a waiver of such right or any other right. A waiver by the Collateral Agent and Secured Parties of a provision of this Security Agreement shall not prejudice or constitute a waiver of the Collateral Agent's and Secured Parties' right otherwise to demand strict compliance with that provision or any other provision of this Security Agreement. No prior waiver by the Collateral Agent and Secured Parties, nor any course of dealing between the Collateral Agent and Secured Parties and the Debtor, shall constitute a waiver of any of the Collateral Agent's and Secured Parties' rights or of any of the Debtor's obligations as to any future transactions. Whenever the consent of the Collateral Agent and Secured Parties is required under this Security Agreement, the granting of such consent by the Collateral Agent and Secured Parties in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of the Collateral Agent and Secured Parties.

         4.9 INDEMNITY. Except to the extent caused directly by the Collateral Agent or a Secured Parties' gross negligence or willful misconduct, the Debtor agrees to indemnify, pay and hold the Collateral Agent, each Secured Party and the officers, partners, directors, employees, agents and affiliates thereof (collectively, the "indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any indemnitee, in any manner relating to or arising out of this Security Agreement and any action undertaken or contemplated hereby or refraining from any action. This indemnification shall survive the satisfaction and payment of the Indebtedness and termination of this Security Agreement.

         4.10 [INTENTIONALLY OMITTED].

         4.11 FURTHER ASSURANCES. The Debtor shall execute and deliver any and all further documents and take all further actions which may be required under applicable law, or which the Collateral Agent may reasonably request, to grant, preserve, protect and perfect the security interests created by this Security Agreement in the Collateral.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first written above.

COMPANY:                                    GENERAL MAGIC, INC.


                                            By: /s/  David H. Russian
                                                --------------------------------
                                                Name:  David H. Russian
                                                Title:  Chief Financial Officer


SECURED PARTIES:                            HALIFAX FUND, L.P.


                                            By:  /s/  Maurice Hryshko
                                                 -------------------------------
                                            Name:  Maurice Hryshko
                                            Title:  Counsel, The Palladin
                                            Group, L.P.

                                            PALLADIN PARTNERS I, L.P.


                                            By:  /s/  Maurice Hryshko
                                                 -------------------------------
                                            Name:  Maurice Hryshko
                                            Title:  Counsel, The Palladin
                                            Group, L.P.

                                            PALLADIN OVERSEAS FUND, LTD.


                                            By:  /s/  Maurice Hryshko
                                                 -------------------------------
                                            Name:  Maurice Hryshko
                                            Title:  Counsel, The Palladin
                                            Group, L.P.

                                            DeAM CONVERTIBLE ARBITRAGE FUND,
                                            LTD.


                                            By:  /s/  Maurice Hryshko
                                                 -------------------------------
                                            Name:  Maurice Hryshko
                                            Title:  Counsel, The Palladin
                                            Group, L.P.

                                            LANCER SECURITIES (CAYMAN) LTD.


                                            By:  /s/  Maurice Hryshko
                                                 -------------------------------
                                            Name:  Maurice Hryshko
                                            Title:  Counsel, The Palladin
                                            Group, L.P.

                                   SCHEDULE A

                  IDENTIFICATION, OWNERSHIP AND LOCATION OF COLLATERAL

                  1. Accounts -- All Accounts, as defined in this Security Agreement.

                  2. Debtor's Books -- All of Debtor's Books, as defined in this Security Agreement, are located at Borrower's principal place of business.

                  3. General Intangibles -- All General Intangibles, as defined in this Security Agreement. See Schedule of patents and trademarks attached.

                  4. Investment Property -- Investment Property, as defined in the New York Uniform Commercial Code.

                  5. Inventory -- Inventory, as defined in the Security
Agreement.

                  6. Negotiable Collateral -- All Negotiable Collateral, as defined in this Security Agreement.

                  7. Equipment and Fixed Assets -- All Equipment (as defined in this Security Agreement), fixtures and fixed assets. If the Debtor has any rights to any fixtures, such fixtures are located at 420 North Mary Avenue, Sunnyvale, California 94085

                  8. Deposit Accounts -- Deposit Accounts, an defined in the New York Uniform Commercial Code.

                  9. Certificates of Title -- Debtor does not own an motor vehicles.


                             PLEASE SEE ATTACHMENTS.

                                     PATENTS



------------------------------------------------------------------------------------------------------------------
PATENT NUMBER                   ISSUE DATE                                 DESCRIPTION
------------------------------------------------------------------------------------------------------------------
US6163794                       12/19/2000                      Network system extensible by users

US6021275                       02/01/2000                      Object code structure and method for translation

US6144938                       11/07/2000                      Voice user interface with personality

US6016393                       01/18/2000                      System and method for distributed computation based
                                                                upon the movement, execution

US5953392                       09/14/1999                      Method and apparatus for telephonically accessing
                                                                and navigating the Internet

US5938742                       08/17/1999                      Method for configuring an intelligent low power
                                                                serial bus

US5896133                       04/20/1999                      Graphical user interface for navigating between
                                                                street, hallway, room, and fun

US5819306                       10/06/1998                      Shadow mechanism for a modifiable object oriented
                                                                system

US5812796                       09/22/1998                      Support structures for an intelligent low power
                                                                serial bus

US5793993                       08/11/1998                      Method for transmitting bus commands and data over
                                                                two wires of a serial bus

US5787298                       07/28/1998                      Bus interface circuit for an intelligent low power
                                                                serial bus

US5692187                       11/25/1997                      Shadow mechanism having masterblocks for a
                                                                modifiable object oriented system

US5689669                       11/18/1997                      Graphical user interface for navigating between
                                                                levels displaying hallway

US5675811                       10/07/1997                      Method for transmitting information over an
                                                                intelligent low power serial bus

US5611031                       03/11/1997                      Graphical user interface for modifying
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
PATENT NUMBER                   ISSUE DATE                                 DESCRIPTION
------------------------------------------------------------------------------------------------------------------
                                                                object characteristics using coupon

US5603031                       02/11/1997                      System and method for distributed computation based
                                                                upon the movement, execution
------------------------------------------------------------------------------------------------------------------


Together with all foreign applications or registrations with respect to any of the above-referenced Patents.

                                   TRADEMARKS



-----------------------------------------------------------------------------
 REGISTRATION/APPLICATION
 NUMBER                                          MARK
-----------------------------------------------------------------------------
2371337                             MAGICTALK

2413644                             GENERAL MAGIC (Stylized)

75-690972                           GENERAL MAGIC (Stylized)

75-690971                           GM (and Design)

2410075                             GM (Stylized)

75-678290                           THE TALK IS GENERAL MAGIC

75-672353                           MYTALK

2407758                             (Sound Mark)

75-601044                           (Sound Mark)

2455728                             MAGICTALK

75/384550                           PORTICO

1947317                             TELESCRIPT (and Design)

1981422                             MAGICMAIL (and Design)

1978711                             TELESCRIPT (and Design)

1865617                             PORTICO

1803303                             GENERAL MAGIC

1879117                             GENERAL MAGIC

1879196                             GENERAL MAGIC
-----------------------------------------------------------------------------

Together with all foreign applications or registrations with respect to any of the above-referenced Trademarks.

                                   SCHEDULE B

                             (COLLATERAL EXCEPTIONS)



        Equipment lease documentation between Debtor and Hewlett Packard



     Each intellectual property license set forth on the schedules attached to the Debtor's most recently filed Form 10-K and any subsequent
                                   Form 10-Q.